UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-32853	DUKE ENERGY CORPORATION	20-2777218

(a Delaware corporation)

550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC

5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC

Depositary Shares each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange

3.85% Senior Notes due 2034	DUK 34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 1, 2022, Duke Energy Corporation (the “Corporation”) announced that Mr. Steven K. Young, currently serving as the Corporation’s Executive Vice President and Chief Financial Officer, has been appointed as Executive Vice President and Chief Commercial Officer, and Mr. Brian D. Savoy has been appointed as Executive Vice President and Chief Financial Officer, both effective September 1, 2022. Mr. Savoy, age 47, has served as Executive Vice President, Chief Strategy and Commercial Officer since May 2021. From October 2019 until May 2021, he served as Senior Vice President and Chief Transformation and Administrative Officer, and from May 2016 through October 2019, he served as Senior Vice President, Business Transformation and Technology. Prior to that he served in various other leadership positions, including Chief Accounting Officer and Controller, since joining the Corporation in 2001.

In connection with the appointment of Mr. Savoy to Executive Vice President and Chief Financial Officer, the Compensation and People Development Committee of the Board of Directors of the Corporation approved an annual base salary of $626,000, effective as of September 1, 2022. Mr. Savoy’s short-term incentive opportunity is equal to 90% of his annual base salary, and his long-term incentive opportunity is equal to 300% of his annual base salary. Mr. Savoy will continue to participate in the compensation and benefit plans in which he was participating prior to his appointment. Mr. Savoy has not entered into, and no amendments were made to, any other material plans, contracts or arrangements in connection with his appointment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: August 1, 2022	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Vice President, Legal, Chief Governance Officer and Assistant Corporate Secretary